UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Wells Fargo Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: October 31, 2019

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report

October 31, 2019

Wells Fargo

Income Opportunities Fund (EAD)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of October 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Income Opportunities Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“Halfway through 2019, investors regrouped.”

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Income Opportunities Fund for the six-month period that ended October 31, 2019. U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, slowing global economic growth, international trade staredowns, and simmering geopolitical tensions.

Overall, fixed income kept pace with domestic stocks and outperformed foreign equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 4.16% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 1.97%. The MSCI EM Index (Net)3 fell by 1.67%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 5.71%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 4.45%, the Bloomberg Barclays Municipal Bond Index6 increased 3.54%, and the ICE BofAML U.S. High Yield Index7 was up 2.63%.

Market volatility rose in the second quarter on numerous concerns.

During May 2019, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit disagreements caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

Halfway through 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Federal Reserve (Fed) implemented a 0.25% federal funds rate cut in July.

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Income Opportunities Fund

Letter to shareholders (unaudited)

indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In microcosm, August 2019 encapsulated many of the unnerving events that plagued investors for months. The U.S.-China trade relationship swung from antagonistic to hopeful and back again with no signs of compromise. Evidence of a continued global economic slowdown mounted. Central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., September saw the Fed join other central banks in cutting interest rates. U.S. manufacturing data, as reported by the Institute for Supply Management, disappointed investors. The U.S. House of Representatives announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. So while the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, amid signs of equity investors taking money out of the stock market, concerns about future returns remained.

In October 2019, a relaxing of U.S.-China trade tensions and renewed optimism for a U.K. Brexit deal combined with positive macroeconomic data to support financial markets overall. The initial estimate of U.S. third-quarter gross domestic product growth, announced in late October, was a resilient 1.9% annualized rate while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October, its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

“The Fed lowered interest rates another quarter point in late October, its third rate cut in four months.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Income Opportunities Fund  |  3

Notice to Shareholders

On November 22, 2019, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open-market transactions beginning on January 1, 2020 and ending on December 31, 2020. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly NAV per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

4  |  Wells Fargo Income Opportunities Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income. Capital appreciation is a secondary objective.

Strategy summary

Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the subadviser.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA®‡

Phillip Susser

Average annual total returns (%) as of October 31, 20191

	6 months	1 year	5 year	10 year

Based on market value	5.70	19.55	7.26	9.23

Based on net asset value (NAV)	3.71	10.82	7.24	9.67

ICE BofAML U.S. High Yield Constrained Index[2]	2.63	8.32	5.18	7.67

ICE BofAML U.S. High Yield Index[3]	2.63	8.32	5.17	7.69

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s annualized expense ratios for the six months ended October 31, 2019 was 2.24%, which includes 1.26% of interest expense.

Comparison of NAV vs. market value[4]

The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher rated debt securities. This closed-end fund is no longer offered as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

Please see footnotes on page 8.

6  |  Wells Fargo Income Opportunities Fund

Performance highlights (unaudited)

MANAGER’S DISCUSSION

The Fund’s return based on market value was 5.70% for the 6-month period that ended October 31, 2019. During the same period, the Fund’s return based on its net asset value (NAV) was 3.71%. Based on its market value and NAV returns, the Fund outperformed relative to the ICE BofAML U.S. High Yield Constrained Index, which returned 2.63% for the six-month period that ended October 31, 2019.

Overview

During the period, high-yield bonds returned 2.63%, as measured by the ICE BofAML U.S. High Yield Constrained Index, with positive returns in every month except May. Spread widening over the period was more than offset by a decline in Treasury yields. The market was supported by solid and consistent gross domestic product growth, lack of aggressive issuance over the past several years, and a relatively low default rate. Given the strong performance of Treasuries and spread widening, it is not surprising that higher-quality BB-rated bonds outperformed lower-quality bonds over the period. Indeed, lower-quality CCC-rated bonds had a negative return over the trailing six months.

Contributors to performance

Rating allocation contributed to performance over the period. Specifically, being overweight BBB-rated and underweight CCC-rated and lower credits during a period when risk underperformed was a positive. Credit selection also contributed, particularly within the exploration and production, oil-field services, midstream, and pharmaceuticals sectors. The Fund’s use of leverage had a positive impact on total return performance during this reporting period.

Ten largest holdings (%) as of October 31, 2019[5]

KAR Auction Services Incorporated, 5.13%, 6-1-2025	2.25

Pattern Energy Group Incorporated, 5.88%, 2-1-2024	2.17

Dell International LLC, 7.13%, 6-15-2024	1.98

Service Corporation International, 7.50%, 4-1-2027	1.95

NCR Corporation, 6.38%, 12-15-2023	1.93

Cheniere Energy Partners LP, 5.25%, 10-1-2025	1.82

Intelsat Jackson Holdings SA, 5.50%, 8-1-2023	1.81

Montreign Operating Company LLC, 10.37%, 1-24-2023	1.63

Ritchie Brothers Auctioneers Incorporated, 5.38%, 1-15-2025	1.63

Allison Transmission Incorporated, 5.00%, 10-1-2024	1.60

Credit quality as of October 31, 2019[6]

Detractors from performance

Sector allocation was a detractor. Underweights to the banking, home construction, and wireless sectors and selection within cable/satellite all hurt relative performance. Duration positioning within the portfolio also detracted. A decline in rates combined with an underweight to bonds with maturities greater than seven years detracted from relative performance.

Management outlook

Overall, we believe U.S. economic fundamentals are on solid footing, with a healthy consumer offsetting lower business investment in the economy. This may be due to the strong employment market giving consumers confidence to increase their spending while uncertainty over trade and tariffs have delayed business investment. Absent something unexpected, we believe these conditions will continue and are a solid backdrop for high-yield bond performance in the coming year subject to new developments with trade and interest rate policy or potential other policy changes as a result of the 2020 presidential election.

Please see footnotes on page 8.

Wells Fargo Income Opportunities Fund  |  7

Performance highlights (unaudited)

Effective maturity distribution as of October 31, 2019[7]

To that end, we think the market will continue to focus on U.S.-China trade and the U.S. Federal Reserve’s (Fed’s) monetary policy. As such, our outlook is unusually dependent on White House and Fed policies. If you take the view that the administration is committed to seeing fundamental changes to China and trade between the U.S. and China, then risk assets are likely on a long and challenging road, as we think China may be reluctant to make such changes. On the other hand, to the extent you view more limited changes to the trading relationship between the U.S. and China to be acceptable to the White House, we believe there is significant room for a deal to be reached.

The proposed phase-one trade deal mirrors this more limited approach. To the extent that the phase-one deal is completed and is designed to remain in place for some time, we believe it would likely result in a positive reaction from risk assets. The Fed has been relatively aggressive, cutting rates three times and buying government debt through its overnight repo operations. These actions have been very supportive of risk assets, and absent meaningful increases in inflation, we expect the Fed to continue its accommodative stance.

Over the longer term, most asset classes are richly valued based on historical measures, and we expect that, at some point in the future, there may be a better entry point to buy most asset classes, including high-yield bonds. High yield, however, is rather unique in that it has historically benefited from relatively high coupons, which cushioned downside risks of potential price declines. With a benign default outlook, stable economy, and accommodative Fed, high-yield bonds should continue to perform well on a relative basis, though idiosyncratic or individual bond risk is high. We lean toward spreads remaining flat from these levels in the short run before ultimately widening—potentially significantly—in the mid- to longer term.

Over a full cycle, we believe the best way to insulate the Fund from periodic bouts of systemic fears and rebalancing is by following a bottom-up investment process that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

Effective October 15, 2019, the Fund changed its primary index from ICE BofAML U.S. High Yield Index to ICE BofAML U.S. High Yield Constrained Index in order to better align with the Fund’s principal investment strategy. The ICE BofAML U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofAML U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[3]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the United States bond market. You cannot invest directly in an index.

[4]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8  |  Wells Fargo Income Opportunities Fund

Portfolio of investments—October 31, 2019 (unaudited)

			Shares	Value
Common Stocks: 0.62%

Energy: 0.62%

Energy Equipment & Services: 0.62%
Bristow Group Incorporated (a)‡			175,222	$3,361,459

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			7	628

Total Common Stocks (Cost $5,807,185)				3,362,087

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 117.68%

Communication Services: 20.04%

Diversified Telecommunication Services: 1.15%
Level 3 Financing Incorporated	5.13%	5-1-2023	$1,595,000	1,614,938
Level 3 Financing Incorporated	5.38	8-15-2022	2,139,000	2,147,021
Level 3 Financing Incorporated	5.38	1-15-2024	1,125,000	1,146,094
Level 3 Financing Incorporated	5.63	2-1-2023	1,350,000	1,363,500

				6,271,553

Entertainment: 0.74%
Live Nation Entertainment Incorporated 144A	4.75	10-15-2027	100,000	104,260
Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	2,450,000	2,535,750
Live Nation Entertainment Incorporated 144A	5.38	6-15-2022	790,000	800,610
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	525,000	559,125

				3,999,745

Media: 15.32%
CCO Holdings LLC 144A	4.00	3-1-2023	175,000	178,063
CCO Holdings LLC 144A	5.00	2-1-2028	375,000	392,344
CCO Holdings LLC	5.13	2-15-2023	2,266,000	2,314,153
CCO Holdings LLC 144A	5.13	5-1-2023	2,700,000	2,764,125
CCO Holdings LLC 144A	5.13	5-1-2027	750,000	790,313
CCO Holdings LLC	5.25	9-30-2022	2,048,000	2,076,160
CCO Holdings LLC 144A	5.38	5-1-2025	7,000,000	7,262,500
CCO Holdings LLC 144A	5.50	5-1-2026	325,000	342,469
CCO Holdings LLC 144A	5.75	2-15-2026	5,675,000	5,992,800
CCO Holdings LLC 144A	5.88	4-1-2024	2,350,000	2,449,875
CSC Holdings LLC 144A	5.38	7-15-2023	3,000,000	3,074,940
CSC Holdings LLC 144A	5.38	2-1-2028	1,125,000	1,189,688
CSC Holdings LLC 144A	5.50	5-15-2026	2,425,000	2,555,344
CSC Holdings LLC 144A	7.50	4-1-2028	2,150,000	2,418,750
CSC Holdings LLC 144A	7.75	7-15-2025	3,825,000	4,102,313
Diamond Sports Group LLC 144A	5.38	8-15-2026	375,000	391,406
Diamond Sports Group LLC 144A	6.63	8-15-2027	375,000	386,250
DISH Network Corporation	3.38	8-15-2026	3,125,000	2,922,066
Gray Television Incorporated 144A	5.13	10-15-2024	2,400,000	2,487,000
Gray Television Incorporated 144A	5.88	7-15-2026	6,700,000	7,043,509
Gray Television Incorporated 144A	7.00	5-15-2027	675,000	738,632
Lamar Media Corporation	5.38	1-15-2024	725,000	742,987
Lamar Media Corporation	5.75	2-1-2026	200,000	211,750
National CineMedia LLC 144A	5.88	4-15-2028	4,050,000	4,256,955

The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  9

Portfolio of investments—October 31, 2019 (unaudited)

	Interest rate	Maturity date	Principal	Value

Media (continued)
National CineMedia LLC	6.00%	4-15-2022	$3,790,000	$3,828,279
Nexstar Broadcasting Group Incorporated	5.88	11-15-2022	425,000	431,375
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	3,040,000	3,081,800
Nexstar Escrow Incorporated 144A	5.63	7-15-2027	300,000	316,410
Nielsen Finance LLC 144A	5.00	4-15-2022	5,125,000	5,150,728
Outfront Media Capital Corporation	5.63	2-15-2024	960,000	985,200
Outfront Media Capital Corporation	5.88	3-15-2025	1,275,000	1,316,438
Salem Media Group Incorporated 144A	6.75	6-1-2024	5,250,000	4,515,000
Scripps Escrow Incorporated 144A	5.88	7-15-2027	400,000	409,880
The E.W. Scripps Company 144A	5.13	5-15-2025	6,194,000	6,279,168

				83,398,670

Wireless Telecommunication Services: 2.83%
Sprint Capital Corporation	6.88	11-15-2028	375,000	406,875
Sprint Capital Corporation	8.75	3-15-2032	1,975,000	2,408,276
Sprint Communications Incorporated 144A	7.00	3-1-2020	200,000	202,500
Sprint Communications Incorporated	7.00	8-15-2020	380,000	391,465
T-Mobile USA Incorporated	4.00	4-15-2022	1,075,000	1,109,626
T-Mobile USA Incorporated	4.50	2-1-2026	475,000	489,844
T-Mobile USA Incorporated	4.75	2-1-2028	900,000	948,375
T-Mobile USA Incorporated	5.13	4-15-2025	775,000	805,264
T-Mobile USA Incorporated	5.38	4-15-2027	2,250,000	2,418,750
T-Mobile USA Incorporated	6.00	3-1-2023	600,000	611,250
T-Mobile USA Incorporated	6.00	4-15-2024	275,000	285,313
T-Mobile USA Incorporated	6.38	3-1-2025	3,050,000	3,165,016
T-Mobile USA Incorporated	6.50	1-15-2024	140,000	145,425
T-Mobile USA Incorporated	6.50	1-15-2026	1,900,000	2,033,190

				15,421,169

Consumer Discretionary: 17.75%

Auto Components: 3.36%
Allison Transmission Incorporated 144A	4.75	10-1-2027	1,695,000	1,733,138
Allison Transmission Incorporated 144A	5.00	10-1-2024	8,475,000	8,686,875
Allison Transmission Incorporated 144A	5.88	6-1-2029	1,050,000	1,131,375
Cooper Tire & Rubber Company	7.63	3-15-2027	5,190,000	5,974,988
Cooper Tire & Rubber Company	8.00	12-15-2019	400,000	402,000
Panther BF Aggregator 2 LP 144A	6.25	5-15-2026	325,000	343,590

				18,271,966

Distributors: 0.55%
LKQ Corporation	4.75	5-15-2023	2,915,000	2,972,367

Diversified Consumer Services: 3.08%
Carriage Services Incorporated 144A	6.63	6-1-2026	2,800,000	2,912,000
Service Corporation International	4.63	12-15-2027	1,325,000	1,384,625
Service Corporation International	5.38	5-15-2024	75,000	77,344
Service Corporation International	7.50	4-1-2027	8,700,000	10,614,000
Service Corporation International	8.00	11-15-2021	1,635,000	1,798,500

				16,786,469

Hotels, Restaurants & Leisure: 3.16%
CCM Merger Incorporated 144A	6.00	3-15-2022	8,475,000	8,676,281
Hilton Domestic Operating Company Incorporated 144A	4.88	1-15-2030	375,000	398,438
Hilton Domestic Operating Company Incorporated	5.13	5-1-2026	1,175,000	1,233,750

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Income Opportunities Fund

Portfolio of investments—October 31, 2019 (unaudited)

	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure (continued)
KFC Holding Company 144A	5.00%	6-1-2024	$2,075,000	$2,152,813
Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	4,025,000	4,246,375
Yum! Brands Incorporated 144A	4.75	1-15-2030	450,000	471,938

				17,179,595

Specialty Retail: 6.32%
Asbury Automotive Group Incorporated	6.00	12-15-2024	7,200,000	7,452,000
Group 1 Automotive Incorporated	5.00	6-1-2022	2,259,000	2,285,091
Group 1 Automotive Incorporated 144A	5.25	12-15-2023	3,275,000	3,356,875
Lithia Motors Incorporated 144A	5.25	8-1-2025	6,725,000	7,044,438
Penske Auto Group Incorporated	3.75	8-15-2020	1,045,000	1,050,225
Penske Auto Group Incorporated	5.38	12-1-2024	5,400,000	5,548,500
Penske Auto Group Incorporated	5.75	10-1-2022	2,325,000	2,354,063
Sonic Automotive Incorporated	5.00	5-15-2023	3,400,000	3,451,000
Sonic Automotive Incorporated	6.13	3-15-2027	1,799,000	1,861,965

				34,404,157

Textiles, Apparel & Luxury Goods: 1.28%
Levi Strauss & Company	5.00	5-1-2025	200,000	207,500
The William Carter Company 144A	5.63	3-15-2027	2,450,000	2,612,313
Wolverine World Wide Incorporated 144A	5.00	9-1-2026	4,100,000	4,151,250

				6,971,063

Consumer Staples: 1.56%

Beverages: 0.22%
Cott Beverages Incorporated 144A	5.50	4-1-2025	1,125,000	1,172,813

Food Products: 1.04%
Darling Ingredients Incorporated 144A	5.25	4-15-2027	975,000	1,023,750
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	375,000	394,219
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	2,360,000	2,448,500
Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	400,000	428,608
Prestige Brands Incorporated 144A	6.38	3-1-2024	660,000	688,875
US Foods Incorporated 144A	5.88	6-15-2024	670,000	690,100

				5,674,052

Household Products: 0.30%
Central Garden & Pet Company	5.13	2-1-2028	400,000	410,920
Central Garden & Pet Company	6.13	11-15-2023	405,000	418,669
Spectrum Brands Incorporated	5.75	7-15-2025	775,000	807,938

				1,637,527

Energy: 21.80%

Energy Equipment & Services: 4.43%
Diamond Offshore Drilling Incorporated	4.88	11-1-2043	2,875,000	1,462,656
Era Group Incorporated	7.75	12-15-2022	4,820,000	4,844,100
Hilcorp Energy Company 144A	5.00	12-1-2024	3,100,000	2,752,180
Hilcorp Energy Company 144A	5.75	10-1-2025	4,195,000	3,744,038
Hilcorp Energy Company 144A	6.25	11-1-2028	1,450,000	1,225,250
NGPL PipeCo LLC 144A	4.38	8-15-2022	850,000	882,517
NGPL PipeCo LLC 144A	7.77	12-15-2037	2,325,000	2,995,862
Oceaneering International Incorporated	6.00	2-1-2028	4,350,000	4,023,750
USA Compression Partners LP	6.88	4-1-2026	2,150,000	2,171,500

				24,101,853

The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  11

Portfolio of investments—October 31, 2019 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, Gas & Consumable Fuels: 17.37%
Antero Midstream Partners LP 144A	5.75%	1-15-2028	$1,800,000	$1,336,500
Archrock Partners LP	6.00	10-1-2022	1,650,000	1,662,375
Archrock Partners LP 144A	6.88	4-1-2027	1,375,000	1,419,550
Buckeye Partners LP	5.85	11-15-2043	3,425,000	2,958,882
Carrizo Oil & Gas Incorporated	8.25	7-15-2025	2,075,000	1,971,250
Carrizo Oil & Gas Incorporated	6.25	4-15-2023	700,000	651,000
Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	2,200,000	2,370,500
Cheniere Energy Partners LP 144A	4.50	10-1-2029	1,075,000	1,097,844
Cheniere Energy Partners LP	5.25	10-1-2025	9,575,000	9,910,125
Cheniere Energy Partners LP	5.63	10-1-2026	1,325,000	1,399,531
Denbury Resources Incorporated	6.38	12-31-2024	1,713,000	927,940
Denbury Resources Incorporated 144A	7.75	2-15-2024	2,399,000	1,763,265
Denbury Resources Incorporated 144A	9.00	5-15-2021	1,625,000	1,421,875
Denbury Resources Incorporated 144A	9.25	3-31-2022	1,362,000	1,116,840
Enable Oklahoma Intrastate Transmission LLC 144A	6.25	3-15-2020	1,100,000	1,115,269
EnLink Midstream Partners LP	4.15	6-1-2025	200,000	180,474
EnLink Midstream Partners LP	4.40	4-1-2024	6,450,000	6,046,875
EnLink Midstream Partners LP	4.85	7-15-2026	2,275,000	2,081,625
EnLink Midstream Partners LP	5.38	6-1-2029	175,000	155,313
Gulfport Energy Corporation	6.00	10-15-2024	3,990,000	2,563,575
Indigo Natural Resources LLC 144A	6.88	2-15-2026	850,000	773,500
Kinder Morgan Incorporated	6.50	9-15-2020	1,155,000	1,198,085
Kinder Morgan Incorporated	7.42	2-15-2037	1,820,000	2,301,711
MPLX LP 144A	5.25	1-15-2025	1,150,000	1,208,733
MPLX LP 144A	6.38	5-1-2024	725,000	761,390
Murphy Oil Corporation	4.20	12-1-2022	3,200,000	3,256,000
Murphy Oil Corporation	4.75	9-15-2029	200,000	208,750
Murphy Oil Corporation	5.75	8-15-2025	360,000	364,957
Murphy Oil Corporation	6.88	8-15-2024	1,600,000	1,687,744
Nabors Industries Incorporated	0.75	1-15-2024	2,850,000	1,804,941
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	5,495,000	5,587,299
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	3,300,000	3,481,830
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	1,150,000	1,272,188
Rose Rock Midstream LP	5.63	7-15-2022	2,450,000	2,476,999
Rose Rock Midstream LP	5.63	11-15-2023	1,850,000	1,891,625
SemGroup Corporation	6.38	3-15-2025	5,625,000	5,828,906
SemGroup Corporation	7.25	3-15-2026	2,869,000	3,098,520
Southern Star Central Corporation 144A	5.13	7-15-2022	3,062,000	3,099,693
Southwestern Energy Company	6.20	1-23-2025	75,000	66,000
Southwestern Energy Company	7.50	4-1-2026	750,000	658,193
Southwestern Energy Company	7.75	10-1-2027	750,000	645,000
Summit Midstream Holdings LLC	5.75	4-15-2025	500,000	387,500
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	7,925,000	7,707,063
Ultra Resources Incorporated 144A	7.13	4-15-2025	8,900,000	890,000
Whiting Petroleum Corporation	1.25	4-1-2020	1,750,000	1,720,099

				94,527,334

Financials: 5.93%

Banks: 0.07%
Citigroup Incorporated	4.13	3-9-2021	115,000	117,588
Citigroup Incorporated	6.13	3-9-2028	205,000	241,900

				359,488

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Income Opportunities Fund

Portfolio of investments—October 31, 2019 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer Finance: 2.58%
Ally Financial Incorporated	7.50%	9-15-2020	$300,000	$312,750
Ally Financial Incorporated	8.00	3-15-2020	3,016,000	3,071,253
FirstCash Incorporated 144A	5.38	6-1-2024	2,985,000	3,089,475
Navient Corporation	8.00	3-25-2020	2,725,000	2,782,906
Springleaf Finance Corporation	6.63	1-15-2028	350,000	387,625
Springleaf Finance Corporation	7.13	3-15-2026	2,425,000	2,770,563
Springleaf Finance Corporation	8.25	12-15-2020	75,000	79,781
Springleaf Finance Corporation	8.25	10-1-2023	1,342,000	1,563,430

				14,057,783

Diversified Financial Services: 1.88%
Jefferies Finance LLC 144A	6.25	6-3-2026	2,225,000	2,286,188
LPL Holdings Incorporated 144A	5.75	9-15-2025	7,650,000	7,936,875

				10,223,063

Insurance: 1.40%
Alliant Holdings Intermediate LLC 144A	6.75	10-15-2027	450,000	468,050
AmWINS Group Incorporated 144A	7.75	7-1-2026	2,200,000	2,365,000
HUB International Limited 144A	7.00	5-1-2026	2,000,000	2,060,000
USI Incorporated 144A	6.88	5-1-2025	2,700,000	2,747,250

				7,640,300

Health Care: 10.24%

Health Care Equipment & Supplies: 1.37%
Hill-Rom Holdings Incorporated 144A	4.38	9-15-2027	200,000	206,000
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	975,000	1,010,344
Hologic Incorporated 144A	4.38	10-15-2025	4,700,000	4,815,291
Hologic Incorporated 144A	4.63	2-1-2028	475,000	496,969
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	1,000,000	915,000

				7,443,604

Health Care Providers & Services: 7.08%
Acadia Healthcare Company Incorporated	5.13	7-1-2022	190,000	191,663
Acadia Healthcare Company Incorporated	6.50	3-1-2024	310,000	320,850
Centene Corporation 144A	5.38	6-1-2026	1,425,000	1,508,363
Centene Corporation	6.13	2-15-2024	650,000	675,799
CHS Incorporated	5.13	8-1-2021	6,350,000	6,334,125
Davita Incorporated	5.00	5-1-2025	2,125,000	2,151,563
Encompass Health Corporation	4.50	2-1-2028	400,000	409,000
Encompass Health Corporation	4.75	2-1-2030	400,000	412,500
Encompass Health Corporation	5.75	11-1-2024	102,000	103,148
HealthSouth Corporation	5.75	9-15-2025	1,725,000	1,800,469
MEDNAX Incorporated 144A	5.25	12-1-2023	1,220,000	1,235,250
MEDNAX Incorporated 144A	6.25	1-15-2027	1,075,000	1,063,605
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	6,900,000	6,434,250
MPT Operating Partnership LP	4.63	8-1-2029	875,000	912,748
MPT Operating Partnership LP	5.00	10-15-2027	2,275,000	2,400,125
MPT Operating Partnership LP	5.25	8-1-2026	3,200,000	3,360,000
MPT Operating Partnership LP	6.38	3-1-2024	515,000	537,531
NVA Holdings Company 144A	6.88	4-1-2026	425,000	455,813
Polaris Intermediate Corporation 144A	8.50	12-1-2022	1,200,000	1,008,000
Select Medical Corporation 144A	6.25	8-15-2026	1,950,000	2,076,750
Tenet Healthcare Corporation	4.63	7-15-2024	614,000	632,420
Tenet Healthcare Corporation 144A	4.88	1-1-2026	2,950,000	3,051,406

The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  13

Portfolio of investments—October 31, 2019 (unaudited)

	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corporation 144A	5.13%	11-1-2027	$650,000	$677,612
Vizient Incorporated 144A	6.25	5-15-2027	375,000	404,411
WellCare Health Plans Incorporated 144A	5.38	8-15-2026	350,000	372,313

				38,529,714

Health Care Technology: 1.26%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	6,300,000	6,446,160
Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	375,000	395,625

				6,841,785

Life Sciences Tools & Services: 0.20%
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	800,000	852,000
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	250,000	254,713

				1,106,713

Pharmaceuticals: 0.33%
Bausch Health Companies Incorporated 144A	5.75	8-15-2027	175,000	190,039
Bausch Health Companies Incorporated 144A	7.00	1-15-2028	350,000	377,563
Bausch Health Companies Incorporated 144A	7.25	5-30-2029	175,000	192,719
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	925,000	1,040,625

				1,800,946

Industrials: 9.55%

Aerospace & Defense: 0.64%
BBA US Holdings Incorporated 144A%%	4.00	3-1-2028	1,625,000	1,612,813
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	1,800,000	1,856,250

				3,469,063

Airlines: 1.26%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	2,190,000	2,320,208
BBA US Holdings Incorporated 144A	5.38	5-1-2026	4,350,000	4,545,750

				6,865,958

Commercial Services & Supplies: 5.57%
ACCO Brands Corporation 144A	5.25	12-15-2024	725,000	752,188
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	6,150,000	6,419,063
Covanta Holding Corporation	5.88	3-1-2024	5,000,000	5,137,500
Covanta Holding Corporation	5.88	7-1-2025	1,500,000	1,556,250
Covanta Holding Corporation	6.00	1-1-2027	375,000	391,875
IAA Spinco Incorporated 144A	5.50	6-15-2027	3,550,000	3,803,470
KAR Auction Services Incorporated 144A	5.13	6-1-2025	11,725,000	12,237,969

				30,298,315

Machinery: 1.51%
Harsco Corporation 144A	5.75	7-31-2027	125,000	129,846
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	3,600,000	3,870,000
Trimas Corporation 144A	4.88	10-15-2025	4,175,000	4,248,063

				8,247,909

Trading Companies & Distributors: 0.57%
Fortress Transportation and Infrastructure Investors LLC 144A	6.50	10-1-2025	3,075,000	3,105,750

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Income Opportunities Fund

Portfolio of investments—October 31, 2019 (unaudited)

	Interest rate	Maturity date	Principal	Value
Information Technology: 9.96%

Communications Equipment: 0.28%
CommScope Technologies Finance LLC 144A	6.00%	6-15-2025	$1,550,000	$1,389,575
CommScope Technologies Finance LLC 144A	8.25	3-1-2027	150,000	142,085

				1,531,660

IT Services: 3.30%
Cardtronics Incorporated 144A	5.50	5-1-2025	5,596,000	5,777,870
Gartner Incorporated 144A	5.13	4-1-2025	5,250,000	5,505,675
Infor US Incorporated	6.50	5-15-2022	875,000	887,031
Zayo Group LLC 144A	5.75	1-15-2027	1,350,000	1,372,113
Zayo Group LLC	6.38	5-15-2025	4,326,000	4,447,128

				17,989,817

Semiconductors & Semiconductor Equipment: 0.12%
Qorvo Incorporated 144A	4.38	10-15-2029	650,000	653,656

Software: 1.64%
CDK Global Incorporated	4.88	6-1-2027	425,000	447,844
CDK Global Incorporated	5.00	10-15-2024	1,050,000	1,135,575
CDK Global Incorporated 144A	5.25	5-15-2029	350,000	371,656
CDK Global Incorporated	5.88	6-15-2026	650,000	695,500
Fair Isaac Corporation 144A	5.25	5-15-2026	2,375,000	2,576,875
IQVIA Incorporated 144A	5.00	5-15-2027	725,000	768,500
SS&C Technologies Incorporated 144A	5.50	9-30-2027	1,625,000	1,733,672
Symantec Corporation 144A	5.00	4-15-2025	1,150,000	1,178,750

				8,908,372

Technology Hardware, Storage & Peripherals: 4.62%
Dell International LLC 144A	5.88	6-15-2021	3,390,000	3,442,138
Dell International LLC 144A	7.13	6-15-2024	10,175,000	10,788,044
NCR Corporation	5.88	12-15-2021	380,000	380,950
NCR Corporation	6.38	12-15-2023	10,268,000	10,524,700

				25,135,832

Materials: 5.32%

Chemicals: 0.12%
Valvoline Incorporated	5.50	7-15-2024	625,000	648,633

Containers & Packaging: 4.97%
Ball Corporation	4.00	11-15-2023	250,000	260,000
Ball Corporation	4.88	3-15-2026	1,100,000	1,193,500
Ball Corporation	5.25	7-1-2025	630,000	700,875
Berry Global Incorporated	5.13	7-15-2023	700,000	717,500
Berry Global Incorporated 144A	5.63	7-15-2027	350,000	371,438
Berry Global Incorporated	6.00	10-15-2022	750,000	763,125
Crown Americas Capital Corporation VI	4.75	2-1-2026	1,700,000	1,785,000
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	2,910,000	3,492,000
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	4,350,000	4,078,125
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	750,000	705,000
Owens-Brockway Packaging Incorporated 144A	5.38	1-15-2025	925,000	933,094
Owens-Brockway Packaging Incorporated 144A	5.88	8-15-2023	1,300,000	1,373,125
Owens-Brockway Packaging Incorporated 144A	6.38	8-15-2025	6,350,000	6,683,375
Reynolds Group Issuer Incorporated 144A	5.13	7-15-2023	1,451,000	1,488,653
Sealed Air Corporation 144A	5.13	12-1-2024	2,350,000	2,532,125

				27,076,935

The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  15

Portfolio of investments—October 31, 2019 (unaudited)

	Interest rate	Maturity date	Principal	Value
Metals & Mining: 0.23%
Indalex Holdings Corporation (a)†	11.50%	2-1-2020	$5,869,098	$0
Novelis Corporation 144A	5.88	9-30-2026	850,000	892,585
Novelis Corporation 144A	6.25	8-15-2024	325,000	340,438

				1,233,023

Real Estate: 7.59%

Equity REITs: 7.59%
CoreCivic Incorporated	4.63	5-1-2023	800,000	749,000
CoreCivic Incorporated	5.00	10-15-2022	2,325,000	2,304,656
Crown Castle International Corporation	5.25	1-15-2023	4,385,000	4,790,128
Equinix Incorporated	5.75	1-1-2025	2,475,000	2,558,606
Equinix Incorporated	5.88	1-15-2026	2,450,000	2,602,390
ESH Hospitality Incorporated 144A	4.63	10-1-2027	400,000	401,040
ESH Hospitality Incorporated 144A	5.25	5-1-2025	7,800,000	8,043,750
Iron Mountain Incorporated 144A	4.38	6-1-2021	2,500,000	2,528,125
Iron Mountain Incorporated 144A	5.38	6-1-2026	2,175,000	2,256,563
Iron Mountain Incorporated	6.00	8-15-2023	5,185,000	5,295,181
SBA Communications Corporation	4.00	10-1-2022	300,000	306,045
SBA Communications Corporation	4.88	7-15-2022	1,485,000	1,500,786
The Geo Group Incorporated	5.13	4-1-2023	1,874,000	1,649,120
The Geo Group Incorporated	5.88	1-15-2022	2,595,000	2,510,663
The Geo Group Incorporated	5.88	10-15-2024	2,925,000	2,442,375
The Geo Group Incorporated	6.00	4-15-2026	1,760,000	1,394,800

				41,333,228

Utilities: 7.94%

Electric Utilities: 1.12%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	2,150,000	2,208,480
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	350,000	364,000
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	3,450,000	3,519,000

				6,091,480

Gas Utilities: 0.60%
AmeriGas Partners LP	5.63	5-20-2024	200,000	215,500
AmeriGas Partners LP	5.75	5-20-2027	2,250,000	2,463,750
Suburban Propane Partners LP	5.88	3-1-2027	575,000	595,125

				3,274,375

Independent Power & Renewable Electricity Producers: 6.22%
NSG Holdings LLC 144A	7.75	12-15-2025	7,694,824	8,310,409
Pattern Energy Group Incorporated 144A	5.88	2-1-2024	11,518,000	11,805,950
TerraForm Global Operating LLC 144A	6.13	3-1-2026	2,800,000	2,863,000
TerraForm Power Operating LLC 144A	4.25	1-31-2023	7,225,000	7,441,750
TerraForm Power Operating LLC 144A	4.75	1-15-2030	1,000,000	1,033,750
TerraForm Power Operating LLC 144A	5.00	1-31-2028	2,250,000	2,373,075

				33,827,934

Total Corporate Bonds and Notes (Cost $635,135,884)				640,485,669

Loans: 7.75%

Communication Services: 1.49%

Media: 1.49%
Ancestry.com Incorporated (1 Month LIBOR +4.25%) ±‡	6.04	8-27-2026	7,712,047	6,825,161
Hubbard Radio LLC (1 Month LIBOR +3.50%) ±	5.29	3-28-2025	1,320,339	1,314,833

				8,139,994

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Income Opportunities Fund

Portfolio of investments—October 31, 2019 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer Discretionary: 1.75%

Hotels, Restaurants & Leisure: 1.75%
CCM Merger Incorporated (1 Month LIBOR +2.25%) ±	4.04%	8-8-2021	$616,935	$615,856
Montreign Operating Company LLC (3 Month LIBOR +8.25%) ±	10.37	1-24-2023	9,970,063	8,890,006

				9,505,862

Energy: 1.78%

Energy Equipment & Services: 0.27%
Hornbeck Offshore Services Incorporated (3 Month LIBOR +9.50%) ±	9.50	2-5-2025	2,082,500	1,453,585

Oil, Gas & Consumable Fuels: 1.51%
Encino Acquisition Partners Holdings LLC (1 Month LIBOR +6.75%) ±	8.54	10-29-2025	1,225,000	770,219
EPIC Crude Services LP (6 Month LIBOR +5.00%) ±	7.04	3-2-2026	3,850,000	3,616,613
Stonepeak Lonestar Holdings LLC <	0.00	10-16-2026	2,600,000	2,564,250
Ultra Resources Incorporated (1 Month LIBOR +3.75%) ±	5.80	4-12-2024	2,191,413	1,290,589

				8,241,671

Financials: 1.56%

Capital Markets: 1.08%
Nexus Buyer LLC <‡	0.00	10-31-2026	1,425,000	1,425,000
Victory Capital Holdings Incorporated (3 Month LIBOR +3.25%) ±	5.35	7-1-2026	4,441,182	4,454,505

				5,879,505

Diversified Financial Services: 0.39%
Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) ±‡	9.43	4-30-2023	2,110,000	2,110,000

Insurance: 0.09%
HUB International Limited <	0.00	4-25-2025	500,000	499,000

Industrials: 0.30%

Commercial Services & Supplies: 0.30%
Advantage Sales & Marketing LLC (1 Month LIBOR +6.50%) ±	8.29	7-25-2022	2,025,000	1,636,322

Information Technology: 0.39%

Software: 0.39%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ±	5.29	7-24-2026	2,150,000	2,114,525

Materials: 0.30%

Containers & Packaging: 0.22%
Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) ±	4.54	2-5-2023	1,187,786	1,187,133

Paper & Forest Products: 0.08%
Clearwater Paper Corporation (1 Month LIBOR +3.25%) ±‡	5.06	7-26-2026	475,000	473,813

Real Estate: 0.18%

Real Estate Management & Development: 0.18%
Capital Automotive LP (1 Month LIBOR +6.00%) ±	7.79	3-24-2025	969,711	969,711

Total Loans (Cost $46,773,413)				42,211,121

The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  17

Portfolio of investments—October 31, 2019 (unaudited)

	Dividend yield		Shares	Value
Preferred Stocks: 1.27%

Energy: 1.27%

Energy Equipment & Services: 1.27%
Bristow Group Incorporated ‡	10.00%		178,215	$6,914,385

Total Preferred Stocks (Cost $5,397,563)				6,914,385

		Expiration date
Rights: 0.09%

Utilities: 0.09%

Independent Power & Renewable Electricity Producers: 0.09%
Vistra Energy Corporation †		12-31-2046	559,650	475,703

Total Rights (Cost $582,794)				475,703

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 11.84%

Communication Services: 0.58%

Diversified Telecommunication Services: 0.23%
Intelsat Luxembourg SA	8.13	6-1-2023	$1,000,000	841,250
Telesat Canada/ Telesat LLC 144A	6.50	10-15-2027	375,000	391,406

				1,232,656

Media: 0.16%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	850,000	852,125

Wireless Telecommunication Services: 0.19%
Connect Finco SARL/Connect US Finco LLC 144A	6.75	10-1-2026	1,025,000	1,062,156

Energy: 2.13%

Energy Equipment & Services: 0.57%
Valaris plc	5.75	10-1-2044	7,652,000	3,099,060

Oil, Gas & Consumable Fuels: 1.56%
Baytex Energy Corporation 144A	5.13	6-1-2021	2,450,000	2,400,971
Baytex Energy Corporation 144A	5.63	6-1-2024	3,584,000	3,189,760
Griffin Coal Mining Company Limited 144A †(a)	9.50	12-1-2016	1,396,100	0
Griffin Coal Mining Company Limited †(a)	9.50	12-1-2016	191,090	0
Rockpoint Gas Storage Canada Limited 144A	7.00	3-31-2023	2,950,000	2,942,625

				8,533,356

Financials: 3.60%

Banks: 0.87%
Intelsat Connect Finance Company 144A	9.50	2-15-2023	825,000	765,270
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	4,000,000	3,985,000

				4,750,270

Diversified Financial Services: 2.73%
Intelsat Jackson Holdings SA	5.50	8-1-2023	10,515,000	9,831,525
Intelsat Jackson Holdings SA 144A	8.00	2-15-2024	225,000	232,088

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Income Opportunities Fund

Portfolio of investments—October 31, 2019 (unaudited)

	Interest rate	Maturity date	Principal	Value
Diversified Financial Services (continued)
Intelsat Jackson Holdings SA 144A	8.50%	10-15-2024	$3,400,000	$3,424,446
Trivium Packaging Finance BV 144A	5.50	8-15-2026	800,000	839,000
Trivium Packaging Finance BV 144A	8.50	8-15-2027	475,000	504,688

				14,831,747

Health Care: 3.15%

Pharmaceuticals: 3.15%
Bausch Health Companies Incorporated 144A	5.50	3-1-2023	1,632,000	1,646,280
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	925,000	966,634
Bausch Health Companies Incorporated 144A	5.88	5-15-2023	3,367,000	3,415,822
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	3,875,000	4,022,734
Bausch Health Companies Incorporated 144A	6.50	3-15-2022	525,000	540,855
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	1,100,000	1,150,793
Teva Pharmaceutical Finance Netherlands III BV	4.10	10-1-2046	1,750,000	1,198,750
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	4,675,000	4,189,969

				17,131,837

Industrials: 2.02%

Commercial Services & Supplies: 1.63%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	8,500,000	8,861,250

Electrical Equipment: 0.39%
Sensata Technologies BV 144A	5.00	10-1-2025	770,000	829,829
Sensata Technologies BV 144A	6.25	2-15-2026	1,225,000	1,310,750

				2,140,579

Materials: 0.36%

Containers & Packaging: 0.36%
Ardagh Packaging Finance plc 144A	4.25	9-15-2022	600,000	607,500
Ardagh Packaging Finance plc 144A	4.63	5-15-2023	275,000	281,050
OI European Group BV 144A	4.00	3-15-2023	1,075,000	1,075,000

				1,963,550

Total Yankee Corporate Bonds and Notes (Cost $66,941,887)				64,458,586

	Yield		Shares
Short-Term Investments: 3.24%

Investment Companies: 3.24%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	1.75		17,633,191	17,633,191

Total Short-Term Investments (Cost $17,633,191)				17,633,191

Total investments in securities (Cost $778,271,917)	142.49%	775,540,742

Other assets and liabilities, net	(42.49)	(231,260,767)

Total net assets	100.00%	$544,279,975

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

‡	Security is valued using significant unobservable inputs.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  19

Portfolio of investments—October 31, 2019 (unaudited)

†	Non-income-earning security

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and/or unfunded loans.

Abbreviations:

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	6,406,889	101,068,233	89,841,931	17,633,191	$0	$0	$102,307	$17,633,191	3.24%

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Income Opportunities Fund

Statement of assets and liabilities—October 31, 2019 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $760,638,726)	$757,907,551
Investments in affiliated securities, at value (cost $17,633,191)	17,633,191
Cash	1,939,995
Receivable for investments sold	58,556
Receivable for interest	10,706,735
Prepaid expenses and other assets	20,855

Total assets	788,266,883

Liabilities
Secured borrowing payable	230,000,000
Payable for investments purchased	8,036,370
Payable for Fund shares redeemed	674,160
Advisory fee payable	396,177
Dividends payable	3,637,115
Administration fee payable	33,015
Accrued expenses and other liabilities	1,210,071

Total liabilities	243,986,908

Total net assets	$544,279,975

Net assets consist of
Paid-in capital	$598,009,168
Total distributable loss	(53,729,193)

Total net assets	$544,279,975

Net asset value per share
Based on $544,279,975 divided by 60,994,032 shares issued and outstanding (100,000,000 shares authorized)	$8.92

The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  21

Statement of operations—six months ended October 31, 2019 (unaudited)

Investment income
Interest	$23,388,103
Income from affiliated securities	102,307
Dividends	15

Total investment income	23,490,425

Expenses
Advisory fee	2,373,474
Administration fee	197,789
Custody and accounting fees	15,627
Professional fees	44,360
Shareholder report expenses	51,419
Trustees’ fees and expenses	10,743
Transfer agent fees	18,439
Interest expense	3,522,128
Other fees and expenses	37,599

Total expenses	6,271,578

Net investment income	17,218,847

Realized and unrealized gains (losses) on investments
Net realized losses on investments	(2,057,801)
Net change in unrealized gains (losses) on investments	1,790,954

Net realized and unrealized gains (losses) on investments	(266,847)

Net increase in net assets resulting from operations	$16,952,000

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Income Opportunities Fund

Statement of changes in net assets

	Six months ended October 31, 2019 (unaudited)	Year ended April 30, 2019

Operations
Net investment income	$17,218,847	$37,947,790
Net realized gains (losses) on investments	(2,057,801)	1,421,870
Net change in unrealized gains (losses) on investments	1,790,954	(2,577,006)

Net increase in net assets resulting from operations	16,952,000	36,792,654

Distributions to shareholders from
Net investment income and net realized gains	(22,035,256)	(39,840,972)
Tax basis return of capital	0	(5,846,040)

Total distributions to shareholders	(22,035,256)	(45,867,012)

Capital share transactions
Cost of shares repurchased	(16,971,932)	(45,633,195)

Total decrease in net assets	(22,055,188)	(54,527,553)

Net assets
Beginning of period	566,335,163	620,862,716

End of period	$544,279,975	$566,335,163

The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  23

Statement of cash flows—six months ended October 31, 2019 (unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$16,952,000

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(108,170,749)
Proceeds from the sales of long-term securities	134,339,703
Amortization	(359,722)
Purchases and sales of short-term securities, net	(11,226,302)
Decrease in receivable for investments sold	246,688
Decrease in receivable for interest	1,078,702
Increase in prepaid expenses and other assets	(16,124)
Increase in payable for investments purchased	7,661,370
Increase in advisory fee payable	2,887
Increase in administration fee payable	241
Decrease in trustee’s fee and expenses payable	(2,260)
Increase in accrued expenses and other liabilities	1,051,224
Net realized losses on investments	2,057,801
Net change in unrealized gains (losses) on investments	(1,790,954)

Net cash provided by operating activities	41,824,505

Cash flows from financing activities:
Cost of shares repurchased	(16,692,672)
Decrease in overdraft due to custodian bank	(1,026,800)
Cash distributions paid	(22,165,038)

Net cash used in financing activities	(39,884,510)

Net increase in cash	1,939,995

Cash:
Beginning of period	$0

End of period	$1,939,995

Supplemental cash disclosure
Cash paid for interest	$2,490,773

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Income Opportunities Fund

Financial highlights

(For a share outstanding throughout each period)

	Six months ended October 31, 2019 (unaudited)	Year ended April 30
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.98	$9.00	$9.31	$8.56	$9.75	$10.04
Net investment income	0.28 [1]	0.57 [1]	0.60 [1]	0.74 [1]	0.77 [1]	0.77 [1]
Net realized and unrealized gains (losses) on investments	(0.02)	(0.02)	(0.23)	0.81	(1.14)	(0.24)

Total from investment operations	0.26	0.55	0.37	1.55	(0.37)	0.53
Distributions to shareholders from
Net investment income	(0.35)	(0.59)	(0.62)	(0.79)	(0.82)	(0.82)
Tax basis return of capital	0.00	(0.09)	(0.06)	(0.01)	0.00	0.00

Total distributions to shareholders	(0.35)	(0.68)	(0.68)	(0.80)	(0.82)	(0.82)
Anti-dilutive effect of shares repurchased	0.03	0.11	0.00 [2]	0.00 [2]	0.00	0.00
Net asset value, end of period	$8.92	$8.98	$9.00	$9.31	$8.56	$9.75
Market value, end of period	$8.19	$8.09	$8.07	$8.64	$7.76	$8.93
Total return based on market value[3]	5.70%	9.29%	1.24%	22.55%	(3.47)%	2.59%
Ratios to average net assets (annualized)
Gross expenses[4]	2.24%	2.15%	1.68%	1.40%	1.30%	1.23%
Net expenses[4]	2.24%	2.12%	1.63%	1.23%	1.10%	0.96%
Net investment income	6.15%	6.38%	6.53%	8.15%	8.76%	7.85%
Supplemental data
Portfolio turnover rate	12%	16%	33%	43%	25%	33%
Net assets, end of period (000s omitted)	$544,280	$566,335	$620,863	$656,517	$607,437	$692,169
Borrowings outstanding, end of period (000s omitted)	$230,000	$231,027	$230,000	$230,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,366	$3,451	$3,699	$3,854	$3,641	$4,009

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and the sale of shares.

[4]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended October 31, 2019 (unaudited)	1.26%
Year ended April 30, 2019	1.19%
Year ended April 30, 2018	0.74%
Year ended April 30, 2017	0.48%
Year ended April 30, 2016	0.37%
Year ended April 30, 2015	0.10%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Income Opportunities Fund  |  25

Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

26  |  Wells Fargo Income Opportunities Fund

Notes to financial statements (unaudited)

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Under a monthly distribution plan, the Fund pays distributions to shareholders at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2019, the aggregate cost of all investments for federal income tax purposes was $781,853,757 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$37,022,852

Gross unrealized losses	(43,335,867)

Net unrealized losses	$(6,313,015)

As of April 30, 2019, the Fund had capital loss carryforwards which consisted of $23,776,420 in short-term capital losses and $12,080,578 in long-term capital losses.

As of April 30, 2019, the Fund had current year deferred post-October capital losses consisting of $198,706 in short-term losses which was recognized on the first day of the current fiscal year.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Income Opportunities Fund  |  27

Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Energy	$0	$0	$3,361,459	$3,361,459

Materials	628	0	0	628

Corporate bonds and notes	0	640,485,669	0	640,485,669

Loans	0	31,377,147	10,833,974	42,211,121

Preferred stocks

Energy	0	0	6,914,385	6,914,385

Rights

Utilities	0	475,703	0	475,703

Yankee corporate bonds and notes	0	64,458,586	0	64,458,586

Short-term investments

Investment companies	17,633,191	0	0	17,633,191

Total assets	$17,633,819	$736,797,105	$21,109,818	$775,540,742

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common stocks	Loans	Preferred stocks	Total
Balance as of April 30, 2019	$0	$4,946,625	$0	$4,946,625

Accrued discounts (premiums)	0	3,728	0	3,728

Realized gains (losses)	0	192	0	192

Change in unrealized gains (losses)	(2,445,120)	(1,418,000)	1,516,822	(2,346,298)

Purchases	5,806,579	9,544,561	5,397,563	20,748,703

Sales	0	(19,328)	0	(19,328)

Transfers into Level 3	0	0	0	0

Transfers out of Level 3	0	(2,223,804)	0	(2,223,804)

Balance as of October 31, 2019	$3,361,459	$10,833,974	$6,914,385	$21,109,818

Change in unrealized gains (losses) relating to securities still held at October 31, 2019	$(2,445,120)	$(815,054)	$1,516,822	$(1,743,352)

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. Funds Management has committed through March 6, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. For the six months ended October 31, 2019, the Fund did not need to waive any fees or reimburse any expenses.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

28  |  Wells Fargo Income Opportunities Fund

Notes to financial statements (unaudited)

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended October 31, 2019 and the year ended April 30, 2019, the Fund did not issue any shares.

On November 9, 2018, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund was authorized to repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2019 and ending on December 31, 2019. The Fund’s Board of Trustees delegated to Funds Management full discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended October 31, 2019, the Fund purchased 2,081,915 of its shares on the open market at a total cost of $16,971,932 (weighted average price per share of $8.62). The weighted average discount of these repurchased shares was 9.58%.

6. BORROWINGS

The Fund has borrowed $230,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230,000,000 with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2019 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.

During the six months ended October 31, 2019, the Fund had average borrowings outstanding of $230,000,000 at an average interest rate of 3.05% and paid interest in the amount of $3,522,128, which represents 1.26% of its average daily net assets (on an annualized basis).

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended October 31, 2019 were $94,581,791 and $99,784,064, respectively.

As of October 31, 2019, the Fund had unfunded term loan commitments of $4,471,375.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. At a meeting held on November 21-22, 2019, the Board of Trustees of the Fund approved a proposal to authorize the Fund to enter into a separate agreement with each Trustee that would convert indemnification rights currently existing under the Fund’s organizational documents into contractual rights that could not be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The

Wells Fargo Income Opportunities Fund  |  29

Notes to financial statements (unaudited)

amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

10. SUBSEQUENT DISTRIBUTIONS

Under the managed distribution plan, the Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount

October 25, 2019	November 13, 2019	December 2, 2019	$0.05898

November 22, 2019	December 13, 2019	January 2, 2020	$0.05902

These distributions are not reflected in the accompanying financial statements.

30  |  Wells Fargo Income Opportunities Fund

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On August 12, 2019, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of trustees:

Shares voted “For”	Timothy J. Penny	49,597,418

Shares voted “Withhold”		6,752,400

Shares voted “For”	James G. Polisson	49,644,162
Shares voted “Withhold”		6,705,656

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Income Opportunities Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 150 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

32  |  Wells Fargo Income Opportunities Fund

Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, from 2010 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders

Timothy J. Penny (Born 1951)	Trustee, since 2010; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[2] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

Wells Fargo Income Opportunities Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee[3] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[4] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 64 funds in the Fund Complex.

[2]	Ms. Wheelock was re-appointed to the Board effective January 1, 2020.

[3]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[4]	Catherine Kennedy became Secretary effective October 22, 2019.

34  |  Wells Fargo Income Opportunities Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Income Opportunities Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Income Opportunities Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 2-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, and distribution rates, as well as shareholder relations activities. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Income Opportunities Fund  |  35

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a Universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge to select the funds in the performance Universe. The Board noted that the investment performance of the Fund was higher than the average performance of the Universe for all periods under review except for the period since inception. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the ICE BofAML U.S. High Yield Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Group”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rate for the Fund’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services, the difficulties of calculating economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the

36  |  Wells Fargo Income Opportunities Fund

Other information (unaudited)

Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

Wells Fargo Income Opportunities Fund  |  37

Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

38  |  Wells Fargo Income Opportunities Fund

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wfam.com

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

408252 12-19

SIO/SAR148 10-19

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2019 to 5/31/2019	397,424	8.0522	397,424	2,493,609
6/1/2019 to 6/30/2019	367,068	8.0600	367,068	2,126,541
7/1/2019 to 7/31/2019	25,379	8.2592	25,379	2,101,162
8/1/2019 to 8/31/2019	276,756	8.1372	276,756	1,824,406
9/1/2019 to 9/30/2019	375,951	8.2089	375,951	1,448,455
10/1/2019 to 10/31/2019	639,337	8.1742	639,337	809,118

Total	2,081,915	8.1216	2,081,915	809,118

On November 9, 2018, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund was authorized to repurchase up to 10% of its outstanding shares in open market transactions beginning on January 1, 2019 and ending on December 31, 2019.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Income Opportunities Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Income Opportunities Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	December 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Income Opportunities Fund

By:

/s/ Andrew Owen

Andrew Owen
President

Date:	December 19, 2019

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 19, 2019